# Grant Park Fund

## Class A, B, Global 1 and Global 3 Units

Monthly Performance Report • May 2013



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: May 2013

**Currencies:** The value of the Australian dollar fell compared to counterpart currencies in reaction to optimistic U.S. economic data, which put downward pressure on higher-yielding currencies. The Japanese yen continued in response to the Bank of Japan's aggressive monetary easing policy.

**Energy:** Natural gas prices fell 7% during a volatile month. The movement was driven by weak demand which was spurred by moderate temperatures in the U.S. Crude oil prices ended modestly lower, following weak Eurozone economic growth data.

**Equities:** The S&P 500 posted monthly gains in reaction to positive economic indicators in the U.S. which included improved consumer sentiment, employment, and housing data. In Asia, the Japanese Nikkei 225 and Hong Kong Hang Seng Index declined following the release of weak manufacturing data from China.

**Fixed Income:** U.S Treasury markets fell as investors liquidated debt positions due to fears the U.S. Federal Reserve may soon begin to taper bond-buying. German Bund marks fell sharply as stock indices in the U.S. and Europe experienced sharp rallies, which put pressure on safe-haven demand in the region.

**Grains/Foods:** Corn prices fell in May as sustained rainfall in key farming areas supported forecasts for strong yields. Coffee prices tumbled by nearly 6% and reached three and a half year lows as Brazilian output continued to increase.

**Metals:** U.S. dollar strength caused precious metal markets to continue their price downtrends. Gold and silver dropped by 5.5% and 8% respectively throughout the month. Base metals markets generally registered gains as equity market strength in North America and the Eurozone supported industrial demand forecasts.

### A Units (Closed to New Investment)

| | | | | | 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% | 9.1% | 12.6% | 19.9% |
| | **Jan** | **Feb** | **Mar** | **Apr** | **May** | **Jun** | **Jul** | **Aug** | **Sep** | **Oct** | **Nov** | **Dec** | **YTD** |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | **-9.2%** |
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | -1.7% | 2.8% | 3.2% | 4.3% | -2.6% | 4.6% | **4.5%** |
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | 0.0% | **-13.0%** |
| 2012 | 0.0% | 0.8% | -2.2% | 0.0% | 6.2% | -4.9% | 3.6% | -1.3% | -2.1% | -5.6% | -0.6% | 0.5% | **-6.1%** |
| 2013 | 1.5% | -2.9% | 1.2% | 1.0% | -2.8% | | | | | | | | **-2.1%** |

### B Units (Closed to New Investment)

| | | | | | | | | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | 7.7% | -8.4% | -4.3% | 8.3% | 11.8% | 18.9% |
| | **Jan** | **Feb** | **Mar** | **Apr** | **May** | **Jun** | **Jul** | **Aug** | **Sep** | **Oct** | **Nov** | **Dec** | **YTD** |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | **-9.9%** |
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | -1.7% | 2.7% | 3.2% | 4.3% | -2.6% | 4.5% | **3.8%** |
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | -0.1% | **-13.5%** |
| 2012 | -0.1% | 0.7% | -2.3% | -0.1% | 6.1% | -4.9% | 3.5% | -1.4% | -2.2% | -5.7% | -0.7% | 0.5% | **-6.7%** |
| 2013 | 1.4% | -2.9% | 1.2% | 1.0% | -2.9% | | | | | | | | **-2.3%** |

### Global 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.3% | 2.0% | -3.2% | -1.3% | 1.1% | 1.2% | -3.2% | 3.8% | -4.2% | **-4.3%** |
| 2010 | -7.8% | 0.7% | 3.7% | 1.5% | -2.2% | 0.3% | -2.5% | 2.7% | 2.0% | 3.7% | -2.1% | 3.6% | **2.9%** |
| 2011 | -0.7% | 2.0% | -1.9% | 2.9% | -6.5% | -3.3% | 3.1% | -1.3% | -1.3% | -4.0% | -0.4% | 0.1% | **-11.2%** |
| 2012 | 0.4% | 1.0% | -2.0% | 0.3% | 6.3% | -4.6% | 3.9% | -1.2% | -1.8% | -5.4% | -0.4% | 0.8% | **-3.3%** |
| 2013 | 1.7% | -2.6% | 1.5% | 1.2% | -2.6% | | | | | | | | **-0.9%** |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | **-6.0%** |
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | -2.7% | 2.5% | 1.8% | 3.5% | -2.3% | 3.4% | **0.7%** |
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | -0.1% | **-13.0%** |
| 2012 | 0.2% | 0.8% | -2.1% | 0.1% | 6.2% | -4.7% | 3.7% | -1.3% | -2.0% | -5.5% | -0.6% | 0.6% | **-5.2%** |
| 2013 | 1.5% | -2.8% | 1.3% | 1.1% | -2.8% | | | | | | | | **-1.7%** |

## A and B Units

### Trading Performance by Sector


6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
May
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 26% | 7% | 32% | 10% | 14% | 11% |

## Global Units

### Trading Performance by Sector


6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
May
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 26% | 7% | 32% | 10% | 14% | 11% |

### Sector Positions at Month-End


Commodities 32%
Financials 68%
Energies 7%
Grains 14%
Metals 11%
Currencies 26%
Equities 32%
Fixed Income 10%
Sep 12
Oct 12
Nov 12
Dec 12
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Global Units | | A and B Units |
|---|---|---|---|
| Class | 1 | 3 | Closed to New Investment |
| Account Type | Fee-based | Commission-based | |
| Minimum Investment | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 4.79% | 7.17% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | |
| Eligibility | Varies by state, but not less than $300k net worth or $100k net worth and $85k income. IA and TN residents: Not less than $500k net worth or $100k net worth and $100k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - May 2013 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $571M |
| 12-Month Return | -12.2% |
| Average 12-Month Return | 16.3% |
| 36-Month Cumulative Return | -11.5% |
| 60-Month Cumulative Return | -20.1% |
| Compounded Annualized ROR | 11.8% |
| 3-Year Compounded Annualized ROR | -4.0% |
| 5-Year Compounded Annualized ROR | -4.4% |
| 10-Year Compounded Annualized ROR | 0.6% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (1/09 - 5/13) | -24.1% |
| Average 1-month Gain | 6.3% |
| Average 1-month Loss | -4.2% |
| # of Winning Months | 151 |
| # of Losing Months | 142 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] April 2003 - March 2013 | |
|---|---|
| Moved in Opposite Directions | 42% |
| Positive Results for Both | 36% |
| Negative Results for Both | 22% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.